Exhibit 21

                                       GENERAL MILLS, INC. SUBSIDIARIES
                                            (AS OF AUGUST 1, 2001)

                                                                    Country or         Percentage of
                                                                    State in Which     Voting Securities
                                                                    Each Subsidiary    Owned
                                                                    Was Organized      (Note 1)
                                                                    ---------------    -----------------
CEREAL PARTNERS POLAND TORUN-PACIFIC SP. Z.O.O.                     Poland                    50
COLOMBO YOGURT SHOP, QUINCY MARKET, INC.                            Delaware                  100
COLOMBO, INC.                                                       Delaware                  100
C.P.A. CEREAL PARTNERS HANDELSGESELLSCHAFT
      m.b.H. (Note 10)                                              Austria                   50
C.P.D. CEREAL PARTNERS DEUTSCHLAND
      VERWALTUNGSGESSELSCHAFT  m.b.H. (Note 2)                      Germany                   50
CPW MEXICO S. de R.L. de C.V.                                       Mexico                    50
CPW OPERATIONS S.A.R.L.                                             Switzerland               50
CPW S.A. (Note 13)                                                  Switzerland               50
CPW - CI LIMITED                                                    Cayman Islands            50
FYL CORP.                                                           California                100
GARDETTO'S BAKERY, INC. (Note 22)                                   Wisconsin                 18.17
GENERAL MILLS (BVI) LTD.                                            British Virgin Islands    100
      CPW SINGAPORE (PTE.) LTD.                                     Singapore                 50
GENERAL MILLS CONTINENTAL, INC. (Note 11)                           Delaware                  100
      CEREALES PARTNERS L.L.C.                                      Delaware                  50
         Cereales Partners Colombia Ltda. (Note 20)                 Colombia                  100
      GENERAL MILLS INTERNATIONAL BUSINESSES, INC. (Note 23)        Delaware                  50
      GENERAL MILLS PRODUCTS CORP. (Note 24)                        Delaware                  50
GENERAL MILLS DIRECT MARKETING, INC.                                Delaware                  100
GENERAL MILLS ENTERTAINMENT, INC.                                   Minnesota                 100
GENERAL MILLS FINANCE, INC.                                         Delaware                  100
      GENERAL MILLS FACTORING LLC                                   Delaware                  100
GENERAL MILLS HOLDING B.V. (Note 5)                                 Netherlands               100
      CEREAL PARTNERS FRANCE B.V. (Note 6)                          Netherlands               100
      GENERAL MILLS ESPANA B.V. (Note 7)                            Netherlands               100
      GENERAL MILLS HOLLAND B.V.                                    Netherlands               100
         GENERAL MILLS U.K. LIMITED                                 England                   100
             C.P. HELLAS EEIG                                       Greece                    50
      GENERAL MILLS NETHERLANDS B.V. (Note 15)                      Netherlands               70
         General Mills Snacks Holding B.V.                          Netherlands               100
             General Mills (Suisse) SVE Sarl                        Switzerland               100
             General Mills France S.A.                              France                    100
                GMSNACKS, SCA (Note 3)                              France                    43.29
                    Snack Ventures Europe, SCA (Notes 4, 17)        Belgium                   40.49
                       Snack Ventures Inversions, S.L.              Spain                     100
                           Snack Ventures S.A.                      Spain                     100
                              Matutano, S.A.                        Portugal                  100
                                  Chipma Sociedade de Productos     Portugal                  50
                                     Alimentares
                                  D'Oro Sociedade de Productos      Portugal                  100
                                     Alimentares
                       Smiths Food Group B.V.                       Netherlands               100
                       SVE Italia S.r.L.                            Italy                     100
                       Tasty Foods S.A.                             Greece                    100

                           Tasty Foods Bulgaria                     Bulgaria                  100
GENERAL MILLS HOLDING (SPAIN) ETVE, S.L.                            Spain                     100
      GENERAL MILLS HD JAPAN B.V.                                   Netherlands               100
GENERAL MILLS ICF SARL                                              Switzerland               100
      GENERAL MILLS VENTAS DE MEXICO                                Mexico                    99.66
        S. DE R.L. DE C.V. (Note 19)
      GENERAL MILLS DE MEXICO S. DE R.L. DE C.V. (Note 21)          Mexico                    99.66
GENERAL MILLS INTERNATIONAL LIMITED (Note 11)                       Delaware                  100
      Bimaler S.A.                                                  Uruguay                   50
      Cereal Partners Czech Republic, s.r.o.                        Czech Republic            50
      Cereal Partners Hungaria Ltd.                                 Hungary                   50
      Cereales C.P.W. Bolivia S.R.L.                                Bolivia                   50
      Cereales CPW Peru Limitada                                    Peru                      50
      Cereales Partners L.L.C.                                      Delaware                  50
      Cereal Partners Slovak Republic, s.r.o.                       Slovak Republic           50
      CP Middle East FZCO                                           UAE                       50
      CPW do Brasil Ltda.                                           Brazil                    50
      CPW Hong Kong Limited                                         Hong Kong                 50
      CPW Romania                                                   Romania                   50
      CPW Trinidad & Tobago, Ltd.                                   Trinidad                  50
      GCF Servicios de Mexico S. de R.L. de C.V. (Note 18)          Mexico                    99.66
      General Mills Asia Pte. Ltd.                                  Singapore                 100
         CPW Philippines, Inc.                                      Philippines               50
             Nestle Asean Philippines, Inc. (Note 12)               Philippines               60
      General Mills Holding (Brasil) Ltda. (Note 16)                Brazil                    99
      GENERAL MILLS INTERNATIONAL BUSINESSES, INC. (Note 23)        Delaware                  50
         GENERAL MILLS ARGENTINA, INC.                              Delaware                  100
         GENERAL MILLS ARGENTINA L.S., INC.                         Delaware                  100
         GENERAL MILLS HOLDING (AUSTRALIA) PTY. LIMITED             Australia                 100
         GENERAL MILLS HOLDING (FRANCE) SAS                         France                    100
             GENERAL MILLS HOLDING (DEUX) SAS                       France                    100
         GENERAL MILLS HOLDING (U.K.) LIMITED                       United Kingdom            100
         GENERAL MILLS HOLDING ONE (GERMANY) GmbH                   Germany                   100
             GENERAL MILLS HOLDING TWO (GERMANY) GmbH               Germany                   100
             GENERAL MILLS TWO (GERMANY) GmbH                       Germany                   100
         GENERAL MILLS INTERNATIONAL BUSINESSES TWO, INC.           Delaware                  100
             GENERAL MILLS INTERNATIONAL A, INC.                    Delaware                  100
                GENERAL MILLS HOLDING A (NETHERLANDS) B.V.          Netherlands               100
             GENERAL MILLS INTERNATIONAL B, INC.                    Delaware                  100
                GENERAL MILLS HOLDING B (NETHERLANDS) B.V.          Netherlands               100
         GENERAL MILLS INTERNATIONAL HOLDINGS, LLC                  Delaware                  100
         GENERAL MILLS MAURITIUS, INC.                              Mauritius                 100
             General Mills Foods (Nanjing) Co. Ltd.                 People's Republic         100
                                                                    of China
         GENERAL MILLS RUSSIA HOLDING, INC.                         Delaware                  100
             OAO DRY CEREALS (PERM DRY CEREALS)                     Russia                    50
         GENERAL MILLS VENEZUELA, INC.                              Delaware                  100
             CEREAL PARTNERS VENEZUELA                              Venezuela                 50
      GENERAL MILLS PRODUCTS CORP. (Note 24)                        Delaware                  50
         INMOBILIARIA SELENE, S.A. DE C.V.                          Mexico                    100
         GENERAL MILLS (ONTARIO), INC.                              Canada                    100
         GENERAL MILLS CANADA, INC. (Note 8)                        Canada                    100
         GENERAL MILLS HOLDING (CANADA) CO.                         Nova Scotia               100
             3051119 NOVA SCOTIA COMPANY                            Nova Scotia               100
             3051120 NOVA SCOTIA COMPANY                            Nova Scotia               100
         GENERAL MILLS HOLDING TWO (CANADA) CO.                     Nova Scotia               100

         SVE (Hungary) Trading and Manufacturing Limited            Hungary                   40.5
GENERAL MILLS MAARSSEN B.V.                                         Netherlands               100
GENERAL MILLS MARKETING, INC.                                       Delaware                  100
GENERAL MILLS MISSOURI, INC.                                        Missouri                  100
      GARDETTO'S BAKERY, INC. (Note 22)                             Wisconsin                 81.83
GENERAL MILLS NORTH AMERICAN BUSINESSES, INC.                       Delaware                  100
GENERAL MILLS OPERATIONS, INC. (Note 14)                            Delaware                  96.15
      8th CONTINENT, LLC                                            Delaware                  50
GENERAL MILLS SALES, INC.                                           Delaware                  100
      INSIGHTTOOLS LLC                                              Delaware                  50
      INTERNATIONAL DESSERT PARTNERS L.L.C. (inactive)              Delaware                  50
      RDL COAL L.L.C.                                               Delaware                  100
         MESI Fuel Station No. 1 L.L.C.                             Ohio                      50
GENERAL MILLS SERVICES, INC.                                        Delaware                  100
GOLD MEDAL INSURANCE CO. (Note 9)                                   Minnesota                 100
LLOYD'S BARBEQUE COMPANY                                            Minnesota                 100
POPCORN DISTRIBUTORS, INC.                                          Delaware                  100
SMALL PLANET FOODS, INC.                                            Washington                100
YOPLAIT USA, INC.                                                   Delaware                  100

Notes to list of subsidiaries:

1. Except where noted, the percentage of ownership refers to the total ownership by the indicated parent corporation.

2. General Mills, Inc. also owns a 50% ownership interest in a partnership organized under the laws of Germany.

3. General Mills Snacks Holding B.V. owns a 55.59% interest in GMSNACKS, SCA, and General Mills Products Corp. owns a 1.12% interest in GMSNACKS, SCA.

4.   General Mills Holding B.V. owns a .01% interest in Snack Ventures Europe,
     SCA.

5. General Mills Holding B.V. and General Mills, Inc. together own a 100% interest in a Belgian partnership, General Mills Belgium, SNC, which also has a 50% interest in a partnership organized under the laws of Portugal.

6. Cereal Partners France B.V., General Mills, Inc. and General Mills France S.A. own a 100% interest in a French partnership, GMEAF SNC, which owns a 50% interest in a partnership organized under the laws of France.

7. General Mills Espana B.V. owns a 50% interest in a partnership organized under the laws of Spain.

8. General Mills Canada, Inc. and General Mills Products Corp. together own a 100% interest in a Canadian partnership, General Mills North America Affiliates, which owns a 50% interest in a partnership organized under the laws of the United Kingdom.

9. Eighty-one percent of the voting securities are owned by General Mills, Inc. and 19% of the voting securities are owned by General Mills Canada, Inc.

10. General Mills, Inc. also owns a 50% ownership interest in a partnership organized under the laws of Austria.

11. General Mills Continental, Inc. and General Mills International Limited together own a 100% interest in a Chilean partnership, General Mills Continental, Inc. S.A., which owns a 50% interest in Cereales C.P.W. Chile Limitada, a corporation organized under the laws of Chile; as well as a 100% interest in a Mexican variable capital general partnership known as General Mills International y Compania S. en N.C. de C.V.

12. The remaining 40% ownership interest in Nestle Asean is held in trust by Nestle Pension Fund.

13. General Mills, Inc. also owns a 50% ownership interest in a partnership organized under the laws of Switzerland.

14. Gardetto's Bakery, Inc. owns the other 3.85% ownership interest in General Mills Operations, Inc. General Mills Operations, Inc. also owns a 50% ownership interest in a partnership organized under the laws of the state of Montana; and a 50% ownership interest in a limited liability company organized under the laws of the state of North Dakota.

15. General Mills Holland B.V. owns a 30% ownership interest in General Mills Netherlands B.V.

16. General Mills Continental, Inc. owns a 1% ownership interest in General Mills Holding (Brasil) Ltda.

17. General Mills also receives 40.5% of the earnings of ten entities which are 100% owned by Pepsi but deemed partnerships for earnings purposes under the terms of our Snack Ventures Europe joint venture protocol.

18. General Mills Continental, Inc. owns a .33% interest in GCF Servicios de Mexico S. de R.L. de C.V.

19. General Mills de Mexico S. de R.L. de C.V. owns a .33% interest in General Mills Ventas de Mexico S. de R.L. de C.V.

20.  Cereales Partners LLC owns this entity through its Colombian branch.

21. General Mills Ventas de Mexico S. de R.L. de C.V. owns a .33% interest in General Mills de Mexico S. de R.L. de C.V.

22. General Mills, Inc. owns an 18.17% interest in Gardetto's Bakery, Inc. and General Mills Missouri, Inc. owns an 81.83% interest.

23. General Mills International Limited owns a 50% interest in General Mills International Businesses, Inc. and General Mills Continental, Inc. owns the other 50% interest.

24. General Mills International Limited owns a 50% interest in General Mills Products Corp. and General Mills Continental, Inc. owns the other 50% interest.